UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 5, 2007

HORACE MANN EDUCATORS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10890	37-0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715-0001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 217-789-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Directors

William W. Abbott and Shaun F. O’Malley have each provided notice that they will retire from the Company’s Board of Directors upon completion of their elected term, which will occur at the Company’s Annual Meeting of Shareholders scheduled for May 23, 2007.

Long Term Incentive Plan

In May 2005, Shareholders approved the Amended and Restated 2002 Incentive Compensation Plan (the “Plan”). Named Executive Officers (“NEOs”) participate in the Plan. The Plan allows for incentive compensation to be awarded based on periods longer than one year (the Long Term Incentive Plan, or “LTIP”). The previous LTIP measurement period was for 2005-2006 with the awards available to NEOs consisting of cash, restricted stock units and stock options.

The Board of Directors established a new LTIP measurement period for 2007-2008. The awards available to NEOs consist of 25% cash (0-200% of target can be earned based on performance, with a payout of the full amount at the end of the two year performance period); 50% restricted stock units (0-200% of target can be earned based on performance, with service-based vesting for 2 years beyond the end of each respective performance period—i.e., 2007 award vests on December 31, 2009; 2008 award vests on December 31, 2010); and 25% stock options (fair market value grant, with fair market value being equal to the closing market price of Horace Mann Educators Corporation’s common stock on the date of grant, vesting over 4 years with a 7 year term).

Horace Mann Educators Corporation Named Executive Officer Annualized Salary

On March 5, 2007, the Board of Directors of Horace Mann Educators Corporation (the “Company”) approved increases in salary effective April 1, 2007 for two of the Company’s Named Executive Officers: Peter H. Heckman, Executive Vice President and Chief Financial Officer and Paul D. Andrews, Senior Vice President – Corporate Services. Also, as part of the annual determination of the Named Executive Officers for purposes of the Company’s Proxy Statement for the 2007 Annual Meeting of Shareholders, the composition of the Named Executive Officer group was updated. A current Summary of Horace Mann Educators Corporation Named Executive Officer Annualized Salary is attached as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01:	Financial Statements and Exhibits

(c) Exhibits.

10.1    Summary of Horace Mann Educators Corporation Named Executive Officer Annualized Salary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

By:	/s/ Bret A. Conklin
Name:	Bret A. Conklin
Title:	Senior Vice President & Controller (Principal Accounting Officer)

Date: March 9, 2007